UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2016 - November 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•  Daily, weekly and monthly data on share prices, distributions and more
•  Portfolio overviews and performance analyses
•  Announcements, press releases and special notices
•  Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2016.
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2016, the Fund provided a total return based on market price of 11.57% and a total return based on NAV of 12.33%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of November 30, 2016, the Fund’s market price of $21.06 represented a discount of 3.97% to its NAV of $21.93. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2016 through November 2016, the Fund paid a monthly distribution of $0.1813. The November distribution represents an annualized distribution rate of 10.33% based on the Fund’s closing market price of $21.06 on November 30, 2016. The Fund’s distribution rate is not constant, and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 38 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 55 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above

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(Unaudited)	November 30, 2016

NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Credit Allocation Fund
December 31, 2016

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2016

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Managing Director and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six months ended November 30, 2016.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

The Fund may invest in open-end funds, closed-end funds and exchange traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.
The Fund uses financial leverage (borrowing and reverse repos) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were the significant events affecting the economy and market environment over the past six months?
Behind the performance numbers for the past six months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, or that the S&P 500 was down almost 11%.
The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in 2017. The domestic economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings have rebounded, and the energy sector is stabilizing with the oil market recovery.
U.S. real gross domestic product (GDP) grew by 3.2% in the third quarter, according to the second reading, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade. The fiscal policy outlook has become more uncertain with the election, though early indications that fiscal easing will be prioritized in the new administration suggest that the risks to real GDP growth in 2017 and 2018 are now skewed to the upside.
The labor market continues to strengthen and the unemployment rate declined by 0.4 percentage point to 4.6%, but labor force participation has not grown as much as hoped, and started to trend downwards in November. In the year through November, the labor force participation rate increased by just 0.1 percentage point. Job openings data, another measure of labor market health, has been looking better. In November of 2015 it was about 5.2 million job openings for the month. By November 2016, it had

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

risen to a little more than 5.5 million job openings for the month. A higher level of job openings tends to indicate a more robust labor market.
Guggenheim expects The U.S. Federal Reserve (“The Fed”) policymakers to follow their recent rate increases with three, and possibly four, more hikes in 2017. While this would be faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. Fed Chair Janet Yellen commented recently about temporarily running a “high-pressure economy” in the hope that enabling robust business activity and a tight labor market may result in an increase in the productive capacity of the economy. If this scenario materializes, it could entail unemployment dropping further, and inflation overshooting the Fed’s 2% goal. This perspective, as well as the president-elect’s proposed changes to fiscal policy and the likely impact to future real rates, accounts for much of the backup in long-term interest rates, although ongoing asset purchase programs by the European Central Bank (ECB) and Bank of Japan (BoJ) will likely continue to support bond prices. The monetary policy divergence will continue to support the U.S. dollar.
How did the Fund perform for the six months ended November 30, 2016?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2016, the Fund provided a total return based on market price of 11.57% and a total return based on NAV of 12.33%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of November 30, 2016, the Fund’s market price of $21.06 represented a discount of 3.97% to its NAV of $21.93. As of May 31, 2016, the Fund’s market price of $19.86 represented a discount of 3.26% to its NAV of $20.53. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
What were the distributions over the period?
From June 2016 through November 2016, the Fund paid a monthly distribution of $0.1813. The November distribution represents an annualized distribution rate of 10.33% based on the Fund’s closing market price of $21.06 on November 30, 2016. The Fund’s distribution rate is not constant, and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 38 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
What influenced the Fund’s performance?
Beginning in the late first quarter of 2016, investors once again sought out yield after the Fed appeared hesitant to raise interest rates, and U.S. Treasury rates declined in sympathy with an international sovereign market that had several trillion dollars’ worth of debt outstanding at interest rates below zero. By summer, the situation began to reverse, and rates began to rise in anticipation of fiscal stimulus in a new presidential administration, higher inflation, and a December increase in the Fed funds rate.
The Fund is composed primarily of high yield corporate bonds and senior floating rate interests, or bank loans. The mix varies according to the relative attractiveness of the two asset classes and availability of attractively priced assets. As proxies for the two markets, the Bloomberg Barclays U.S. Corporate High Yield Index returned 6.43% for the six-month period, and the Credit Suisse Leveraged Loan Index returned 4.26%. Lower-quality bonds and loans strongly outperformed higher-quality over the period.
An important driver of positive performance was the rebound in commodity markets. The high yield market rallied vigorously since mid-February, marked by the bottoming of oil prices and the beginning of a slew of downgrades by the credit ratings agencies, primarily of commodity-related issuers. The market was pricing in a high level of defaults at the time; but with the easing of concern over global growth, especially in China, and the beginning of a recovery in oil and metals pricing, the market rapidly snapped back. The Fund took advantage of market weakness to find attractive entry points in high yield energy bonds as well as other assets that had sold off in tandem with commodities for no fundamental reason.
Standard & Poor’s 12-month trailing high-yield bond default rate, at about 5% at the end of the period, was the highest since July 2010. Energy and metals companies continue to represent the largest share of defaults, but there were some in financials, retail, and media. The Organization of Petroleum Exporting Countries’ (OPEC) production agreement boosted oil prices in beginning in September, and caused energy spreads to tighten. Further easing of borrowing conditions in the energy sector should avert some defaults over the next six to 12 months, potentially lowering the headline default rate back down to the below-average trend. That expectation has already begun to play out since the summer months and should continue.
Excluding commodity names, the trailing 12-month default rate is well below the historical average of 4.3%. The twelve-month trailing issuer-weighted default rate for loans moved little during the period, ending at 1.9%, well below the historical average.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

Almost every aspect of the loan market in the last months of the period has reversed trends we observed during the first quarter of the year, including primary loan market originations, declining defaults and tighter discount margins. Prices continue to be buoyed by strong CLO demand and loan mutual fund inflows. As secondary loan prices rise above par and yields fall, borrowers take the opportunity to refinance outstanding loans and reduce their all-in borrowing cost. Therefore, while the rebound in loan prices has been positive for loan investors that rode out the volatility, these conditions must be monitored against limited call protection to avoid paying above a call price.
How is the Fund positioned for the coming months?
The Fund is positioned well across its three primary asset class exposures, with the heaviest weighting to high yield bonds, then to bank loans, and has incrementally added to asset-backed securities (ABS) that have shown strong yield and potential for price appreciation.
The Fund continues to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the credit cycle. The Fund is overweight in technology issuers and has favored B-rated bonds, which offer attractive risk-adjusted returns relative to other rating tranches, since new issuance and secondary trading has been heavily concentrated in BB-rated securities. The Fund continues to find value in energy bonds. A stabilizing oil market in the second half of 2016 has paved the road for energy bonds to perform well over the course of the next 12 months.
Our medium-term credit outlook remains constructive, with steady though not stellar performance of U.S. corporates. We believe the broader market outperformance since the February rally began may be somewhat overdone, particularly in higher-rated BB issues whose spreads to lower-rated, higher-yielding assets have made the latter more attractive in the second half of the year. We believe credit selection will become increasingly important through the end of the year and expect the Fund to perform well in this type of environment.
Fiscal stimulus packages proposed by the incoming political administration should encourage further economic growth. That, aided by low levels of unemployment, should help improve corporate growth, particularly in sectors tied to the strength of the consumer. Sectors with best relative value appear to be services, media and technology sectors, along with select consumer cyclical names.
With a large component of the Fund exposed to floating rate assets in the form of bank loans and ABS, the prospect of higher interest rates makes that basket of assets more attractive as we move through the fourth quarter.
What is the Fund’s duration?
The Fund has consistently been positioned conservatively in terms of duration, with higher exposure to short-dated bonds and overweight to floating rate securities (bank loans), we are positioned for volatility with diversified sources of return from different assets classes in various parts of the capital structure.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

The effective duration for the Fund as of November 30, 2016, was below three years. Our view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
With the low cost of borrowing and stability in the fundamentals of American companies, the amount of leverage used by the Fund is highly accretive to income generation.
The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.
As of November 30, 2016, the amount of leverage was approximately 32% of total managed assets. While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.
The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	November 30, 2016

Fund Statistics
Share Price	$21.06
Net Asset Value	$21.93
Discount to NAV	-3.97%
Net Assets ($000)	$146,823

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED NOVEMBER 30, 2016
	Six			Since
	Month	One	Three	Inception
	(non-annualized)	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	12.33%	17.95%	6.31%	6.72%
Market	11.57%	23.47%	8.13%	4.27%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	76.3%
Senior Floating Rate Interests	44.9%
Asset Backed Securities	14.7%
Preferred Stocks	3.7%
Common Stocks	1.7%
Exchange-Traded Funds	1.6%
Mortgage Backed Securities	0.8%
Short Term Investments	0.2%
Warrants	0.0%*
Total Investments	143.9%
Other Assets & Liabilities, net	-43.9%
Net Assets	100.0%
* Less than 0.1%

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FUND SUMMARY (Unaudited) continued	November 30, 2016

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	November 30, 2016

Ten Largest Holdings
(% of Total Net Assets)
Terraform Global Operating LLC, 9.75%, 08/15/22	2.4%
Reddy Ice Holdings, Inc., 10.75%, 10/01/19	2.3%
HRG Group, Inc., 7.88%, 07/15/19	2.1%
CTI Foods Holding Co. LLC, 8.25%, 06/28/21	2.1%
Epicor Software, 9.25%, 06/21/23	2.0%
Infor US, Inc., 6.50%, 05/15/22	1.8%
Panda Temple II Power, 7.25%, 04/03/19	1.8%
Midas Intermediate Holdco II LLC, 7.88%, 10/01/22	1.8%
TIBCO Software, Inc., 6.50%, 12/04/20	1.8%
LMI Aerospace, Inc., 7.38%, 07/15/19	1.8%
Top Ten Total	19.9%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
A	1.5%
BBB	5.2%
BB	22.4%
B	40.3%
CCC	16.6%
CC	0.1%
NR**	10.3%
Other Instruments
Short Term Investments	3.3%
Common Stocks	0.3%
Total Investments	100.0%

*  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for “NR”, or not rated, have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
** NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2016

	Shares	Value

COMMON STOCKS† – 1.7%
Energy – 0.8%
Titan Energy LLC*,1	27,133	$624,060
SandRidge Energy, Inc.*,1	26,112	597,965
Total Energy		1,222,025

Technology – 0.6%
Aspect Software Parent, Inc.*,†††,2	51,036	772,687
Qlik Technologies, Inc. A*,†††,2	56	55,840
Qlik Technologies, Inc. B*,†††,2	13,812	564
Qlik Technologies, Inc.*,†††,2	3,600	–
Total Technology		829,091

Industrial – 0.3%
Sparta Holding Corp., Class A*,†††,2	228	277,406
Sparta Holding Corp., Class B*,†††,1,2	94,522	105,298
Ursa Insulation B.V.*,†††,2	5,282	–
Total Industrial		382,704

Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,2	33,098	48,323

Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,2	4,839,202	357
Total Common Stocks
(Cost $5,500,442)		2,482,500

PREFERRED STOCKS† – 3.7%
Financial – 2.4%
Bank of America Corp., Series X 6.25%*,3,4	1,150,000	1,144,262
Citigroup, Inc., Series M 6.30%*,3,4	1,100,000	1,090,375
PNC Financial Services Group, Inc. 5.00%*,3,4	550,000	533,500
M&T Bank Corp. 5.13%*,3,4	450,000	433,125
People's United Financial, Inc. 5.63%*,3,4	12,000	300,000
Total Financial		3,501,262

Industrial – 1.3%
Seaspan Corp. 6.38%[1]	76,500	1,883,430
Total Preferred Stocks
(Cost $5,444,717)		5,384,692

EXCHANGE-TRADED FUNDS† – 1.6%
SPDR Bloomberg Barclays High Yield Bond ETF	65,000	2,347,800
Total Exchange-Traded Funds
(Cost $2,359,169)		2,347,800

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Shares	Value

SHORT TERM INVESTMENTS† – 0.2%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.24%[5]	318,233	$318,233
Total Short Term Investments
(Cost $318,233)		318,233

WARRANTS†† – 0.0%**
Comstock Resources, Inc., 09/06/18	6,119	57,825
Total Warrants
(Cost $49,782)		57,825

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.3%
Communications – 14.5%
DISH DBS Corp.
5.88% due 11/15/24	2,300,000	$2,331,624
7.75% due 07/01/26	850,000	938,188
SFR Group S.A.
7.38% due 05/01/26[1,6]	2,600,000	2,593,499
Sprint Communications, Inc.
9.00% due 11/15/18[6]	2,200,000	2,417,250
6.00% due 11/15/22	150,000	144,683
MDC Partners, Inc.
6.50% due 05/01/24[6]	2,900,000	2,490,375
Ziggo Secured Finance BV
4.25% due 01/15/27	1,000,000 EUR	1,047,570
5.50% due 01/15/27[6]	700,000	672,000
CSC Holdings LLC
5.25% due 06/01/24	1,350,000	1,265,490
6.75% due 11/15/21	400,000	420,500
Interoute Finco plc
4.63% due 10/12/22[1]	1,300,000 EUR	1,479,239
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[6]	1,100,000	1,102,750
EIG Investors Corp.
10.88% due 02/01/24[7]	1,100,000	1,023,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	950,000	935,750
Sprint Corp.
7.25% due 09/15/21[1]	400,000	410,000
7.88% due 09/15/23[1]	300,000	309,750
7.63% due 02/15/25	100,000	101,625
Comcast Corp.
3.20% due 07/15/36	700,000	628,184
TIBCO Software, Inc.
11.38% due 12/01/21[6]	610,000	584,075

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.3% (continued)
Communications – 14.5% (continued)
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[6]	400,000	$420,500
Total Communications		21,316,052

Energy – 13.3%
CONSOL Energy, Inc.
8.00% due 04/01/23	2,500,000	2,550,000
Comstock Resources, Inc.
10.00% due 03/15/20[1,8]	2,225,000	2,191,624
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[1,9]	2,200,000	1,485,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.00% due 12/15/20	1,200,000	1,221,000
6.13% due 03/01/22[1]	150,000	151,500
6.25% due 04/01/23[1]	50,000	50,750
Keane Group Holdings LLC
12.00% due 08/08/19†††,2	1,520,000	1,394,600
Unit Corp.
6.63% due 05/15/21[1]	1,500,000	1,365,000
Whiting Petroleum Corp.
5.00% due 03/15/19	675,000	666,563
5.75% due 03/15/21	550,000	541,750
Halcon Resources Corp.
8.63% due 02/01/20[6]	1,175,000	1,204,962
FTS International, Inc.
8.35% due 06/15/20[1,3,6]	1,100,000	1,045,000
TerraForm Power Operating LLC
6.38% due 02/01/23[6,10]	750,000	767,100
6.63% due 06/15/25[6,10]	250,000	259,375
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	650,000	544,570
6.38% due 06/15/23[1]	400,000	280,000
Approach Resources, Inc.
7.00% due 06/15/21	880,000	770,000
SandRidge Energy, Inc.
0.00% due 10/04/20[1,11]	615,587	749,092
QEP Resources, Inc.
6.88% due 03/01/21	700,000	721,000
Gibson Energy, Inc.
6.75% due 07/15/21[6]	650,000	674,375
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21	750,000	431,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	300,000	314,250
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[1,7,9]	825,233	99,028

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.3% (continued)
Energy – 13.3% (continued)
SandRidge Energy, Inc. Escrow Notes
8.75% due 06/01/20[9]	2,725,000	$273
Total Energy		19,478,062

Financial – 11.7%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[6]	2,100,000	2,052,750
7.50% due 04/15/21[6]	1,100,000	1,069,750
NFP Corp.
9.00% due 07/15/21[6]	2,000,000	2,070,000
Lincoln Finance Ltd.
7.38% due 04/15/21	1,750,000 EUR	1,993,694
Majid AL Futtaim Holding
7.13%[4]	1,500,000	1,564,170
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	1,200,000 GBP	1,550,268
FBM Finance, Inc.
8.25% due 08/15/21[6]	1,400,000	1,449,000
GEO Group, Inc.
6.00% due 04/15/26[1]	775,000	744,000
5.88% due 10/15/24	350,000	337,750
5.88% due 01/15/22	250,000	249,375
NewStar Financial, Inc.
7.25% due 05/01/20	1,125,000	1,116,563
Capital One Financial Corp.
3.75% due 07/28/26	750,000	722,531
Prosight Global Inc.
7.50% due 11/26/20†††,1	650,000	660,181
HUB International Ltd.
9.25% due 02/15/21[6]	600,000	618,000
Greystar Real Estate Partners LLC
8.25% due 12/01/22[1,6]	450,000	487,125
Cabot Financial Luxembourg S.A.
7.00% due 10/01/23	350,000 GBP	431,308
Lock AS
7.00% due 08/15/21	50,000 EUR	56,141
Total Financial		17,172,606

Consumer, Non-cyclical – 8.8%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6]	2,651,000	2,664,254
Vector Group Ltd.
7.75% due 02/15/21	2,431,000	2,534,318
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[6]	1,950,000	1,925,625

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.3% (continued)
Consumer, Non-cyclical – 8.8% (continued)
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[1,6]	1,400,000	$1,393,000
Bumble Bee Holdco SCA
9.63% due 03/15/18[6,8]	1,105,000	1,082,900
Kinetic Concepts Incorporated / KCI USA Inc
7.88% due 02/15/21[6]	1,000,000	1,055,000
Halyard Health, Inc.
6.25% due 10/15/22	925,000	945,813
Tenet Healthcare Corp.
7.50% due 01/01/22[6]	600,000	616,875
Post Holdings, Inc.
5.00% due 08/15/26[1,6]	450,000	425,813
Opal Acquisition, Inc.
8.88% due 12/15/21[6]	420,000	328,650
Total Consumer, Non-cyclical		12,972,248

Technology – 6.8%
Epicor Software
9.25% due 06/21/23†††,1,2	3,000,000	2,931,000
Infor US, Inc.
6.50% due 05/15/22	2,650,000	2,722,874
Micron Technology, Inc.
7.50% due 09/15/23[6]	1,375,000	1,519,375
5.25% due 08/01/23[6]	925,000	913,438
Cengage Learning, Inc.
9.50% due 06/15/24[1,6]	2,225,000	1,941,313
Total Technology		10,028,000

Consumer, Cyclical – 6.6%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	1,750,000	1,653,749
6.75% due 01/15/22	1,215,000	1,145,138
6.75% due 06/15/23[1]	650,000	604,500
WMG Acquisition Corp.
6.75% due 04/15/22[6]	1,550,000	1,623,625
Nathan's Famous, Inc.
10.00% due 03/15/20[6]	1,300,000	1,417,000
NPC International Incorporated / NPC Operating Company A Inc /
NPC Operating Company B Inc
10.50% due 01/15/20	1,120,000	1,158,640
L Brands, Inc.
6.75% due 07/01/36[1]	650,000	641,875
6.88% due 11/01/35	250,000	250,000
TVL Finance plc
8.50% due 05/15/23	500,000 GBP	656,547

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.3% (continued)
Consumer, Cyclical – 6.6% (continued)
Carrols Restaurant Group, Inc.
8.00% due 05/01/22[1]	400,000	$433,000
Men's Wearhouse, Inc.
7.00% due 07/01/22	75,000	68,250
Total Consumer, Cyclical		9,652,324

Industrial – 5.2%
LMI Aerospace, Inc.
7.38% due 07/15/19[1]	2,628,000	2,621,431
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[6]	2,000,000	2,112,500
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22[1]	1,000,000	1,101,250
Ardagh Packaging Finance plc
6.75% due 05/15/24	600,000 EUR	666,349
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[1,6]	450,000	470,250
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,1,6	410,434	414,538
Coveris Holdings S.A.
7.88% due 11/01/19[6]	250,000	245,625
Total Industrial		7,631,943

Basic Materials – 4.0%
Eldorado Gold Corp.
6.13% due 12/15/20[6]	1,900,000	1,914,250
Alcoa Nederland Holding BV
7.00% due 09/30/26[6]	1,000,000	1,059,999
GCP Applied Technologies, Inc.
9.50% due 02/01/23[1,6]	875,000	990,938
Novelis, Inc.
8.38% due 12/15/17	850,000	853,188
Constellium N.V.
7.88% due 04/01/21[1,6]	750,000	806,250
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1,2,7	1,279,819	236,037
1.00% due 09/10/44†††,2	25,570	–
Total Basic Materials		5,860,662

Utilities – 3.3%
Terraform Global Operating LLC
9.75% due 08/15/22[6]	3,250,000	3,469,375
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6]	1,300,000	1,300,000
Total Utilities		4,769,375

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 76.3% (continued)
Diversified – 2.1%
HRG Group, Inc.
7.88% due 07/15/19	3,000,000	$3,127,500
Total Corporate Bonds
(Cost $112,301,263)		112,008,772

SENIOR FLOATING RATE INTERESTS††,4 – 44.9%
Technology – 10.7%
Greenway Medical Technologies
9.25% due 11/04/21[1]	2,450,000	2,327,500
6.00% due 11/04/20[1]	1,945,000	1,896,375
Advanced Computer Software
10.50% due 01/31/23[1]	2,250,000	2,019,375
6.50% due 03/18/22[1]	886,500	842,175
TIBCO Software, Inc.
6.50% due 12/04/20[1]	2,652,750	2,644,793
Qlik Technologies, Inc.
9.25% due 08/22/22†††,1,2	2,500,000	2,453,790
Aspect Software, Inc.
11.28% due 05/25/20[1]	1,304,362	1,286,975
10.85% due 05/25/18†††,1,2	531,667	519,846
Sparta Holding Corp.
6.50% due 07/28/20†††,1,2	1,719,102	1,708,624
Total Technology		15,699,453

Consumer, Non-cyclical – 8.8%
Reddy Ice Holdings, Inc.
10.75% due 10/01/19[1]	4,000,000	3,306,680
6.75% due 05/01/19[1]	300,000	282,939
CTI Foods Holding Co. LLC
8.25% due 06/28/21[1]	3,430,000	3,052,700
Bauer Performance Sports
7.50% due 04/15/21[1]	1,300,000	1,287,325
IHC Holding Corp.
7.00% due 04/30/21†††,1,2	1,234,375	1,220,752
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19[1]	1,105,589	1,094,533
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.02% due 08/19/21[1]	963,426	953,792
Hanger, Inc.
11.50% due 08/01/19[1]	925,000	920,375
Pelican Products, Inc.
9.25% due 04/08/21[1]	550,000	528,000

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 44.9% (continued)
Consumer, Non-cyclical – 8.8% (continued)
Targus Group International, Inc.
15.00% due 12/31/19†††,1,2	139,256	$194,722
13.75% due 12/31/19†††,1,2	7,928	11,086
Total Consumer, Non-cyclical		12,852,904

Consumer, Cyclical – 7.4%
ABRA Auto Body
8.25% due 09/19/22[1]	1,600,000	1,536,000
8.25% due 09/02/22[1]	750,000	720,000
The Bay Club Company
7.50% due 08/31/22[1]	1,645,875	1,654,104
7.50% due 08/31/17[1]	350,000	346,500
Accuride Corp.
8.00% due 11/10/23	2,000,000	1,940,000
Sears Holdings Corp.
5.50% due 06/30/18[1]	1,959,596	1,910,606
Sky Bet Cyan Blue HoldCo
6.25% due 02/25/22[1]	1,500,000 GBP	1,886,347
Fitness International LLC
6.00% due 07/01/20[1]	600,000	600,000
Advantage Sales & Marketing LLC
2.59% due 07/21/19†††,1,2	360,000	335,405
Total Consumer, Cyclical		10,928,962

Industrial – 7.2%
Ursa Insulation B.V.
25.00% due 04/26/21†††,1,2	1,621,819 EUR	1,796,526
7.75% due 04/26/20†††,1,2	1,511,071 EUR	1,601,390
Doncasters Group Ltd.
9.50% due 10/09/20[1]	1,351,724	1,243,585
Bioplan USA, Inc.
5.75% due 09/23/21[1]	962,670	920,553
HBC Hardware Holdings
6.75% due 03/30/20†††,1	910,000	891,800
Ranpak
8.25% due 10/03/22[1]	900,000	846,000
National Technical
7.25% due 06/12/21†††,1,2	861,604	840,064
NaNa Development Corp.
8.00% due 03/15/18[1]	694,118	666,353
Advanced Integration Tech
6.50% due 07/22/21[1]	650,000	650,000
SRS Distribution, Inc.
9.75% due 02/24/23[1]	600,000	618,000

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 44.9% (continued)
Industrial – 7.2% (continued)
ProAmpac
9.50% due 11/18/24[1]	250,000	$250,000
Omnitracs, Inc.
8.75% due 05/25/21[1]	150,000	142,500
Wencor Group
0.89% due 06/19/19†††,1,2	53,846	50,414
Total Industrial		10,517,185

Communications – 3.9%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23[1]	2,299,605	2,205,987
Anaren, Inc.
9.25% due 08/18/21[1]	2,200,000	1,991,000
Proquest LLC
10.00% due 12/15/22[1]	850,000	823,438
SFR GROUP SA
4.04% due 01/14/25	700,000	698,033
Total Communications		5,718,458

Energy – 3.7%
Invenergy Thermal
6.50% due 10/19/22[1]	2,422,437	2,319,482
Cactus Wellhead
7.00% due 07/31/20[1]	1,369,930	1,215,813
Exgen Texas Power LLC
5.75% due 09/18/21[1]	1,039,566	788,771
MRP Generation Holding
8.00% due 10/18/22[1]	750,000	738,750
Lone Star Energy
5.47% due 02/22/21[1]	500,000	442,500
Total Energy		5,505,316

Utilities – 2.1%
Panda Temple II Power
7.25% due 04/03/19[1]	2,977,500	2,716,969
Stonewall (Green Energy)
6.50% due 11/13/21[1]	450,000	441,000
Total Utilities		3,157,969

Financial – 0.8%
Acrisure LLC
5.75% due 11/03/23[1]	633,929	633,003
Integro Parent, Inc.
6.75% due 10/31/22[1]	546,032	532,381
Total Financial		1,165,384

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 44.9% (continued)
Basic Materials – 0.2%
PQ Corp.
5.25% due 11/04/22[1]	249,375	$251,245

Transportation – 0.1%
Ceva Group plc (United Kingdom)
1.50% due 03/19/19†††,1,2	110,000	99,694
Total Senior Floating Rate Interests
(Cost $68,709,211)		65,896,570

ASSET BACKED SECURITIES†† – 14.7%
Collateralized Loan Obligations – 10.2%
Newstar Commercial Loan Funding LLC
2013-1A, 6.16% due 09/20/23[1,3,6]	1,500,000	1,360,795
THL Credit Wind River 2014-1 CLO Ltd.
2014-1A, 5.83% due 04/18/26[1,3,6]	1,500,000	1,270,248
CIFC Funding Ltd.
2014-1A, 5.38% due 04/18/25[3,6]	1,340,000	1,112,012
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.61% due 10/22/26[1,3,6]	1,000,000	940,020
Betony CLO Ltd.
2015-1A, 6.23% due 04/15/27[3,6]	1,000,000	836,435
Eaton Vance CLO Ltd.
2014-1A, 5.91% due 07/15/26[3,6]	1,000,000	811,516
Denali Capital CLO X Ltd.
2013-1A, 6.63% due 04/28/25[1,3,6]	1,000,000	807,147
OZLM XI Ltd.
2015-11A, 7.04% due 01/30/27[3,6]	1,000,000	767,127
Ares Enhanced Loan Investment Strategy IR Ltd.
2013-IRAR, 5.88% due 07/23/25[1,3,6]	830,000	736,163
NewStar Arlington Senior Loan Program LLC
2014-1A, 5.13% due 07/25/25[1,3,6]	750,000	693,359
Saranac CLO III Ltd.
2014-3A, 6.02% due 06/22/25[3,6]	750,000	592,203
Babson CLO Ltd.
2012-2A, 0.00% due 05/15/23[1,6,11]	1,000,000	583,238
Cerberus Onshore II CLO-2 LLC
2014-1A, 5.03% due 10/15/23[1,3,6]	500,000	494,515
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.78% due 10/15/26[1,3,6]	500,000	480,836
NXT Capital CLO 2013-1 LLC
2013-1A, 5.03% due 04/25/24[1,3,6]	500,000	476,203
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.85% due 10/10/26[1,3,6]	500,000	467,295
Dryden 41 Senior Loan Fund
2015-41A, 0.00% due 01/15/28[1,6,11]	600,000	465,468

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

ASSET BACKED SECURITIES†† – 14.7% (continued)
Collateralized Loan Obligations – 10.2% (continued)
Treman Park CLO Ltd.
2015-1A, 0.00% due 04/20/27[1,6,11]	500,000	$438,464
Saranac CLO II Ltd.
2014-2A, 6.06% due 02/20/25[3,6]	500,000	406,310
Adams Mill CLO Ltd.
2014-1A, 5.88% due 07/15/26[3,6]	500,000	404,695
Jamestown CLO VI Ltd.
2015-6A, 5.66% due 02/20/27[3,6]	500,000	394,571
KVK CLO Ltd.
2014-2A, 5.63% due 07/15/26[3,6]	500,000	381,918
Total Collateralized Loan Obligations		14,920,538

Transportation – 2.9%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[1,6,10]	1,135,681	1,151,297
Apollo Aviation Securitization Equity Trust
2014-1, 7.50% due 12/15/29[3]	852,564	846,170
Apollo Aviation Securitization Equity Trust 2016-2
2016-2, 7.87% due 11/15/41[6]	500,000	500,237
Apollo Aviation Securitization Equity Trust 2016-1
2016-1A, 9.20% due 03/17/36[1,6,10]	433,350	439,850
Rise Ltd.
2014-1AB, 6.50% due 02/12/39†††,1	416,667	407,098
AASET
2014-1 C, 10.00% due 12/15/29	378,955	378,955
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/15/48[1,7]	311,602	290,102
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29	271,123	270,581
Total Transportation		4,284,290

Collateralized Debt Obligations – 1.0%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[6]	1,000,000	1,002,866
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[1,6]	500,000	500,196
Total Collateralized Debt Obligations		1,503,062

Financial – 0.3%
NCBJ 2015-1 A
5.88% due 07/08/22†††,1,2	500,000	500,000

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

ASSET BACKED SECURITIES†† – 14.7% (continued)
Collateralized Loan Obligation – 0.3%
ACAS CLO 2014-1 Ltd.
2014-1A, 6.78% due 07/18/26[3,6]	500,000	$390,549
Total Asset Backed Securities
(Cost $21,661,323)		21,598,439
MORTGAGE BACKED SECURITIES†† – 0.8%
Collateralized Mortgage Backed Securities – 0.8%
GS Mortgage Securities Corporation Trust
2016-ICE2, 9.04% due 02/15/33[3,6]	1,200,000	1,234,218
Total Mortgage Backed Securities
(Cost $1,200,000)		1,234,218
Total Investments – 143.9%
(Cost $217,544,140)		$211,329,049
Other Assets & Liabilities, net – (43.9)%		(64,505,761)
Total Net Assets – 100.0%		$146,823,288

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.

*	Non-income producing security.

**	Less than 0.1%

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.

††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.

1
All or a portion of these securities have been physically segregated or earmarked in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2016, the total market value of segregated or earmarked securities was $98,758,271.

2	Security was fair valued by the Valuation Committee at November 30, 2016. The total market value of fair valued securities amounts to $17,212,249, (cost $21,491,213) or 11.7% of total net assets.

3	Variable rate security. Rate indicated is rate effective at November 30, 2016.

4	Perpetual maturity.

5	Rate indicated is the 7-day yield as of November 30, 2016.

6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $72,743,981 (cost $71,804,983), or 49.6% of total net assets.

7
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,648,167 (cost $3,222,270), or 1.1% of total net assets — See Note 12.

8	Payment-in-kind security.

9	Security is in default of interest and/or principal obligations.

10	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective as of November 30, 2016.

11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

B.V.	Limited Liability Company

CLO	Collateralized Loan Obligation

EUR	Euro

GBP	Great Britain Pound

LLC	Limited Liability Company

N.V.	Publicly Traded Company

plc	Public Limited Company

S.A.	Corporation

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund’s investments at November 30, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs	Total
Assets:
Common Stocks	$1,222,025	$–		$1,260,475	$2,482,500
Preferred Stocks	5,384,692	–		–	5,384,692
Exchange-Traded Funds	2,347,800	–		–	2,347,800
Short Term Investments	318,233	–		–	318,233
Warrants	–	57,825		–	57,825
Corporate Bonds	–	106,372,416		5,636,356	112,008,772
Senior Floating Rate Interests	–	54,172,457		11,724,113	65,896,570
Asset Backed Securities	–	20,691,341		907,098	21,598,439
Mortgage Backed Securities	–	1,234,218		–	1,234,218
Forward Foreign Currency Exchange Contracts	–	394,582	*	–	394,582
Total Assets	$9,272,750	$182,922,839		$19,528,042	$211,723,631

Liabilities:
Forward Foreign Currency Exchange Contracts	$–	$54,558	*	$–	$54,558
Unfunded Commitments	–	826,658		–	826,658
Total Liabilities	$–	$881,216		$–	$881,216
* Represents the unrealized gain/loss at period end.
If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at
Category	11/30/2016	Valuation Technique	Unobservable Inputs	Input Range
Asset Backed Securities	$407,098	Option adjusted	Indicative Quote	–
		spread off the month
		end broker quote over
		the 3 month LIBOR
Asset Backed Securities	500,000	Option adjusted spread	Indicative Quote	–
			for Comparable Security
Corporate Bonds	1,074,719	Option adjusted	Indicative Quote	–
		spread off the month
		end broker quote over
		the 3 month LIBOR
Corporate Bonds	4,325,600	Model Price	Market Comparable Yields	8.8% - 14.1%
Corporate Bonds	236,037	Model Price	Liquidation Value	–
Common Stocks	1,203,714	Enterprise Value	Valuation Multiple*	5.5x - 13.0x
Common Stocks	56,404	Model Price	Purchase Price	–
Common Stocks	357	Model Price	Liquidation Value	–
Senior Floating Rate Interests	891,800	Option adjusted	Indicative Quote	–
		spread off the month
		end broker quote over
		the 3 month LIBOR
Senior Floating Rate Interests	3,603,724	Enterprise Value	Valuation Multiple*	5.5x - 8.0x
Senior Floating Rate Interests	5,167,773	Model Price	Purchase Price	–
Senior Floating Rate Interests	2,060,816	Model Price	Market Comparable Yields	5.7% - 5.9%

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.
As of November 30, 2016, the Fund had a security with a total value of $378,955 transferred from Level 3 to Level 2 due to availability of market price information at the period end.
See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2016:

	Senior Floating	Asset-Backed	Corporate	Common
	Rate Interests	Securities	Bonds	Stocks	Total
Assets:
Beginning Balance	$11,180,172	$1,351,858	$5,956,415	$1,484,363	$19,972,808
Purchases	4,034,429	–	–	60,004	4,094,433
Corporate Actions	–	–	(380,626)	–	(380,626)
Paydowns Received	(1,786,813)	(37,587)	(33,029)	–	(1,857,429)
Payment-in-kind Distributions
Received	218,824	–	16,140	–	234,964
Realized Gain/ (Loss)	(25,457)	–	–	–	(25,457)
Total change in unrealized gains
or (losses) included in earnings	208,700	(28,094)	48,804	(283,892)	(54,482)
Accrued discounts/(premiums)	36,985	(124)	28,652	–	65,513
Sales	(2,142,727)	–	–	–	(2,142,727)
Transfers out of Level 3	–	(378,955)	–	–	(378,955)
Ending Balance	$11,724,113	$907,098	$5,636,356	$1,260,475	$19,528,042
Net change in unrealized
appreciation (depreciation)
for investments in securities
still held at November 30, 2016	$214,409	$(30,464)	$52,595	$(283,892)	$(47,352)

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 29

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2016

ASSETS:
Investments, at value (cost $217,544,140)	$211,329,049
Foreign currency, at value (cost $107)	107
Cash	1,814,814
Unrealized appreciation on forward foreign currency exchange contracts	394,582
Receivables:
Interest	3,024,771
Investments sold	3,405,207
Tax reclaims	22,568
Other assets	6,263
Total assets	219,997,361
LIABILITIES:
Reverse repurchase agreements	61,902,161
Borrowings	6,000,000
Unfunded loan commitments, at value (Note 10) (commitment fees
received $1,561,468)	826,658
Segregated Cash from broker	255,000
Interest payable on borrowings	37,365
Unrealized depreciation on forward foreign currency exchange contracts	54,558
Payable for:
Investments purchased	3,700,863
Investment advisory fees	178,412
Excise tax payable	121,000
Offering costs	3,987
Trustee's fees and expenses*	3,073
Accrued expenses and other liabilities	90,996
Total liabilities	73,174,073
NET ASSETS	$146,823,288
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares authorized,
6,695,877 shares issued and outstanding	$66,959
Additional paid-in capital	159,037,940
Undistributed net investment income	1,480,130
Accumulated net realized loss on investments	(8,620,666)
Net unrealized depreciation on investments	(5,141,075)
NET ASSETS	$146,823,288
Net Asset Value	$21.93
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)	November 30, 2016
For the Six Months Ended November 30, 2016

INVESTMENT INCOME:
Interest	$7,927,837
Dividends	145,108
Total investment income	8,072,945
EXPENSES
Investment advisory fees	1,030,006
Interest expense	404,923
Excise tax expense	121,000
Professional fees	63,026
Trustees' fees and expenses*	37,698
Fund accounting fees	32,676
Administration fees	28,079
Printing fees	19,830
Registration and filings	11,895
Custodian fees	11,008
Transfer agent fees	9,889
Insurance	4,272
Total expenses	1,774,302
Net investment income	6,298,643
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,802,193)
Foreign currency transactions	1,179,648
Net realized (loss)	(3,622,545)
Net change in unrealized appreciation (depreciation) on:
Investments	13,689,248
Foreign currency translations	110,758
Net change in unrealized appreciation (depreciation)	13,800,006
Net realized and unrealized gain	10,177,461
Net increase in net assets resulting from operations	$16,476,104
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2016

	Period Ended
November 30, 2016		Year Ended
	(Unaudited)	May 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,298,643	$13,366,634
Net realized (loss) on investments	(3,622,545)	(3,042,312)
Net change in unrealized appreciation (depreciation) on investments	13,800,006	(14,515,990)
Net increase (decrease) in net assets resulting from operations	16,476,104	(4,191,668)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,234,278)	(14,423,713)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	1,393,383	–
Reinvestments	54,466	4,542
Common share offering costs charged to paid-in capital	(8,488)	–
Net increase from capital share transactions	1,439,361	4,542
Total increase (decrease) in net assets	10,681,187	(18,610,839)
NET ASSETS:
Beginning of period	136,142,101	154,752,940
End of period	$146,823,288	$136,142,101
Undistributed net investment
income at end of period	$1,480,130	$2,415,765

See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2016
For the Period November 30, 2016

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$16,476,104
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used In Operating and Investing Activities:
Net change in unrealized (appreciation) on investments	(13,689,248)
Net change in unrealized (appreciation) on forward foreign
currency exchange contracts	(110,758)
Net realized loss on investments	4,802,193
Net accretion of bond discount and amortization of bond premium	(130,468)
Purchase of long-term investments	(74,025,515)
Paydowns received on mortgage and asset backed securities	14,560,283
Proceeds from sales of long-term investments	54,009,486
Net purchases of short-term investments	(70,912)
Other payments	123,988
Commitment fees paid on unfunded commitments	(117,560)
Increase in segregated cash from broker	5,000
Increase in interest receivable	(103,998)
Increase in investments sold receivable	(1,349,587)
Increase in tax reclaims receivables	(627)
Decrease in other assets	8,006
Increase in payable for investments purchased	(651,060)
Increase in investment advisory fees payable	15,479
Increase in excise tax payable	121,000
Decrease in interest payable on borrowings	(22,347)
Decrease in trustees fees and expenses payable	(364)
Increase in offering costs	3,987
Decrease in accrued expenses and other liabilities	(51,554)
Net Cash Used in Operating and Investing Activities	(198,472)
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,179,812)
Proceeds from reverse repurchase agreements	147,452,271
Payments made on reverse repurchase agreements	(145,217,244)
Proceeds from borrowings	6,000,000
Net Cash Provided by Financing Activities	1,055,215
Net increase in cash	856,743
Cash at Beginning of Period (including foreign currency)	958,178
Cash at End of Period (including foreign currency)	$1,814,921
Supplemental Disclosure of Cash Flow Information: Cash paid during the period
for interest	$988,648
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$54,466
Supplemental Disclosure of Non Cash Financing Activity: Additional principal
received on payment-in-kind bonds	$(235,075)

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	November 30, 2016

	For the
	six months ended	For the	For the
	November 30, 2016	year ended	year ended	Period Ended
	(Unaudited)	May 31, 2016	May 31, 2015	May 31, 2014(a)
Per Share Data:
Net asset value, beginning of period	$20.53	$23.34	$24.71	$23.82
Income from investment operations:
Net investment income (b)	1.04	2.02	1.95	1.64
Net gain (loss) on investments (realized and unrealized)	1.45	(2.65)	(1.16)	0.71
Total from investment operations	2.49	(0.63)	0.79	2.35
Less distributions from:
Net investment income	(1.09)	(2.18)	(1.57)	(1.46)
Capital gains		—	(0.59)	—
Total distributions to shareholders	(1.09)	(2.18)	(2.16)	(1.46)
Net asset value, end of period	$21.93	$20.53	$23.34	$24.71
Market value, end of period	$21.06	$19.86	$23.07	$24.68

Total Return(c)
Net asset value	12.33%	-2.31%	3.45%	10.12%
Market value	11.57%	-4.00%	2.54%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$146,823	$136,142	$154,753	$163,815
Ratio to average net assets of:
Total expenses, including interest expense(d)	2.40%	2.27%	2.04%	1.73%
Net investment income, including interest expense	8.83%	9.68%	8.23%	7.28%
Portfolio turnover rate(e)	26%	63%	55%	54%

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2016

	For the
	six months ended	For the	For the
	November 30, 2016	year ended	year ended	Period Ended
	(Unaudited)	May 31, 2016	May 31, 2015	May 31, 2014(a)
Per Share Data:
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$67,902	$59,667	$65,943	$53,344
Asset Coverage per $1,000 of indebtedness(f)	$3,162	$3,282	$3,347	$4,071

(a)	Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
Excluding interest expense, the annualized operation expense ratio would be 1.84%, 1.82%, 1.76% and 1.55% for the periods ended November 30, 2016, May 31, 2016, May 31, 2015 and May 31, 2014, respectively.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2016

Note 1 – Organization:
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(d) Forward Exchange Currency Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(e) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be

38 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.
The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund accrued excise tax of $121,000 or $0.020 per share, attributable to calendar year 2016.

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

As of November 30, 2016, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on
Purposes	Appreciation	Depreciation	Investments
$ 217,772,817	$ 5,857,726	$ (12,301,494)	$ (6,443,768)

The net tax unrealized appreciation on unfunded commitments is $734,810.

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, the mark to market of PFIC investments, and equity to debt accruals of income.
As of May 31, 2016 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Accumulated
	Long-Term Gains/	Net Unrealized
Undistributed	(Accumulated	Appreciation/
Ordinary Income	Capital Losses)	(Depreciation)
$ 2,855,017	$ (4,971,448)	$ (19,407,006)

For the year ended May 31, 2016 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Distributions paid from	2016
Ordinary Income	$14,423,713

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the six months ended November 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $74,025,515 and $54,009,486, respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

(or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the six months ended November 30, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

		Realized
Purchases	Sales	Gain (Loss)
$406,341	$10,047,633	$214,782

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
As of November 30, 2016, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	11/30/16	(Depreciation)
EUR	376,000
for USD	398,750	The Bank of New York Mellon	12/12/2016	398,750	409,880	$(11,130)
EUR	670,000
for USD	710,538	The Bank of New York Mellon	12/12/2016	710,538	710,227	$311
						$(10,819)

42 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	11/30/16	(Depreciation)
EUR	9,199,000
for USD	10,149,855	The Bank of New York Mellon	12/12/2016	10,149,855	9,755,584	$394,271
GBP	3,586,000
for USD	4,444,051	The Bank of New York Mellon	12/12/2016	4,444,051	4,487,479	$(43,428)
						$350,843
Total unrealized appreciation for forward foreign currency exchange contracts						$340,024

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of November 30, 2016.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
Foreign exchange risk	exchange contracts	$395	exchange contracts	$55

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended November 30, 2016.
Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Transactions
Foreign exchange risk	$1,180
Change in Unrealized Depreciation on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Translations
Foreign exchange risk	$103*
*	The Statement of Operations includes change in unrealized appreciation (depreciation) on foreign currency and payables or receivables in foreign currency.
Derivative Volume

Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the six months ended November 30, 2016:
Quarterly Average Settlement Value Purchased	$ 1,140,018
Quarterly Average Settlement Value Sold	21,788,457

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

		Gross	Net Amounts
		Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts	Statement of	Statement of	of Assets & Liabilities
	of Recognized	Assets and	Assets and	Financial	Net
Description	Assets	Liabilities	Liabilities	Instruments	Amount
Forward Foreign
Currency Exchange
Contracts	$394,582	$ –	$394,582	$ (54,558)	$ 340,024

44 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

		Gross	Net Amounts
		Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts	Statement of	Statement of	of Assets & Liabilities
	of Recognized	Assets and	Assets and	Financial	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Amount
Reverse Repurchase
Agreements	$61,902,161	$ –	$ 61,902,161	$ (61,902,161)	$ –
Forward Foreign
Currency Exchange
Contracts	54,558	–	54,558	(54,558)	–

Note 9 – Leverage:

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2016, the average daily balance for which reverse repurchase agreements were outstanding amounted to $61,468,332. The weighted average interest rate was 1.30%. As of November 30, 2016, there was $61,902,161 in reverse repurchase agreements outstanding.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2016, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
	Continuous	Up to 30 days	31 – 90 days	90 days	Total
Preferred Stocks	$–	$2,570,000	$–	$–	$2,570,000
Corporate Bonds	2,798,272	28,231,267	28,302,621	–	59,332,160
Gross amount of
recognized
liabilities for
reverse repurchase
agreements	$2,798,272	$30,801,267	$28,302,621	$–	$61,902,160

As of November 30, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	0.00% – 1.72%	12/01/2016 – 01/06/2017	$ 7,189,320
Barclays Capital, Inc.	0.00% – 1.60%	Open Maturity	1,031,063
Bank of America	1.16% - 1.66%	12/06/2016 – 01/06/2017	11,315,019
Citigroup, Inc.	0.00%	Open Maturity	988,500
Credit Suisse First Boston	1.55% – 1.80%	12/01/2016 – 01/06/2017	10,088,826
Credit Suisse First Boston	1.15%	Open Maturity	370,500
JPMorgan Chase Bank	1.61% – 1.93%	01/06/2017 – 02/21/2017	4,007,000
BNP Paribas Bank	1.27% – 1.62%	12/02/2016 – 01/24/2017	13,082,000
BNP Paribas Bank	0.00%	Open Maturity	408,210
Royal Bank of Canada	1.34% - 1.61%	12/05/2016 – 01/24/2017	13,421,722
			$61,902,160

Borrowings
On September 16, 2016, the Fund entered into a $10,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1 month LIBOR plus 1%. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2016, there was $6,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2016, was $4,065,789 with a related average interest rate of 1.54%. The maximum amount outstanding during the period ended November 30, 2016 was $6,000,000. As of November 30, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $11,883,451.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

46 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Note 10 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of November 30, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $86,874,820.
As of November 30, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/2019	$ 2,000,000	$150,112
Acrisure LLC	05/19/2022	130,986	379
Advantage Sales and Marketing	07/21/2019	540,000	36,821
American Seafood	08/04/2021	450,000	48,097
American Stock Transfer	06/11/2018	400,000	16,580
Aspect Software	05/25/2018	18,333	–
BBB Industries, LLC	10/17/2019	1,100,000	89,176
Ceva Group PLC	03/19/2019	390,000	36,539
Eyemart Express	12/16/2019	1,000,000	73,925
Grinding Media	03/03/2017	800,000	–
Hillman Group, Inc.	06/13/2019	900,000	50,622
IntraWest Holdings, S.A.R	12/10/2018	1,100,000	17,783
Learning Care Group	05/05/2021	500,000	38,638
National Financial Partners	07/01/2018	1,500,000	66,768
National Technical	06/11/2021	160,588	1,292
PowerSchool, Inc.	07/29/2021	450,000	43,716
ProMach Group, Inc.	10/22/2019	650,000	45,282
Signode Industrial Group	05/01/2019	1,400,000	84,287
Targus Group International	05/24/2016	383,723	–
Wencor Group	06/19/2019	446,154	26,641
		$14,319,784	$826,658

Note 11 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 6,695,877 issued and outstanding.
Transactions in common shares were as follows:
	Six Months
	Ended	Year Ended
	November 30, 2016	May 31, 2016
Beginning Shares	6,629,959	6,629,724
Common shares issued through dividend reinvestment	2,514	235
Common shares issued through at-the-market offering	63,404	–
Ending Shares	6,695,877	6,629,959

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

On September 7, 2016, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $100,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 2,632,734 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the six months ended November 30, 2016, the Fund incurred $8,488 of expenses associated with the at-market offerings.
Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Restricted Securities	Acquisition Date	Cost	Value
EIG Investors Corp., 10.88%
due 02/01/24	08/01/16	$ 976,978	$ 1,023,000
Mirabela Nickel Ltd., 9.50%
due 06/24/19	08/01/16	1,155,115	236,037
Schahin II Finance Company SPV Ltd.,
5.88% due 09/25/22	01/18/14	783,911	99,028
Turbine Engines Securitization Ltd.,
6.38% due 12/15/48	01/18/14	306,266	290,102
		$ 3,222,270	$ 1,648,167

Note 13 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc.
(1987-1990).
Donald A. Chubb, Jr. Trustee		Since 2014	Current: Business broker and manager of commercial real estate,	95	Current: Midland Care, Inc.
(1946)			Griffith & Blair, Inc. (1997-present).		(2011-present).
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman Friedrich III	Trustee and	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company	95	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).`		Former: Axiom Gold and Silver Corp.
	Committee				(2011-2012).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2013	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	95	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present)	100	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen Investments
	Committee		(1982-1999).
Maynard F.	Trustee	Since 2014	Current: Retired.	95
Current: Fort Hays State University Foundation (1999-present); Stormont-
Vail Foundation (2013-present); University of Minnesota MHA Alumni
Philanthropy Committee
(2009-present).

Former: Topeka Community Foundation (2009-2014).

Oliverius
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).

Ronald E. Toupin, Jr.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2013	Current: President and CEO, certain other funds in the Fund Complex	230	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Investment Management
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010)		Holdings, LLC (2014-present);
Guggenheim Partners Japan,Ltd. (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:

—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.

—Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.

—Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2019.

***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Principal Executive Officers
The Principal Executive Officers, of the Guggenheim Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment
Belden, III			Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2013	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2013	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).
(1960)	Treasurer
Formerly: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie
Capital Investment Management (2007-2009).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2013	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer,
	Chief		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and
	Accounting		Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen
	Officer and		Funds (1996-2004).
Treasurer

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The data reflects the commencement date upon which the officer held any officer position with the Fund.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 53

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2016
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 55

FUND INFORMATION	November 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Robert B. Karn III	MUFG Investor Services (US), LLC
Rockville, MD
Ronald A. Nyberg
Custodian
Maynard F. Oliverius	The Bank of New York Mellon Corp
New York, NY
Ronald E. Toupin, Jr.,
Chairperson	Legal Counsel
Skadden, Arps, Slate,
* Trustee is an “interested person” (as defined	Meagher & Flom LLP
in section 2(a)(19) of the 1940 Act)	New York, NY
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the	Independent Registered Public
Investment Adviser and Distributor.	Accounting Firm
Ernst & Young LLP
McLean, VA
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

56 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION continued	November 30, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/ggm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 57

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/17)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-SAR-1116

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)  Not applicable for a semi-annual reporting period.
(b)  As of January 30, 2017, Thomas Hauser and Richard de Wet have been added as Portfolio Managers of the registrant. Please see the information below as required by paragraphs (a)(1) - (a)(4) of this Item 8 as of November 30, 2016 for each of Thomas Hauser and Richard de Wet.
(a)(1)   Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as the investment sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Thomas Hauser and Richard de Wet share primary responsibility for the day-to-day management of the registrant’s portfolio and their information is provided as of November 30, 2016:

Name	Since	Professional Experience During the Last Five Years
Thomas Hauser	2017	Guggenheim Partners Investment Management, LLC: Managing Director – 2012 – Present.
Richard de Wet	2017
Guggenheim Partners Investment Management, LLC: Vice President and Portfolio Manager – 2015 – Present; Guggenheim Partners Investment Management, LLC, Associate Portfolio Manager – 2013-2015; Pacific Investment Management Company, 2009 – 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following table summarizes information regarding each of the other accounts managed by Thomas Hauser and Richard de Wet as of November 30, 2016:

Thomas Hauser:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	6	$3,103,133,561	2	$256,708,208
Other pooled investment vehicles	43	$13,248,625,162	21	$6,286,819,170
Other accounts	43	$9,463,834,286	3	$808,667,234

Richard de Wet:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	117,522,758	0	$0

Other pooled investment vehicles	7	$1,917,701,933	0	$0
Other accounts	23	$5,401,390,622	1	$268,586,855

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Thomas Hauser and Richard de Wet as of November 30, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Thomas Hauser	$-0-
Richard de Wet	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)    Not applicable.
(a)(2)    Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)    Not applicable.
 (b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Credit Allocation Fund
By:              /s/ Donald C. Cacciapaglia
Name:          Donald C. Cacciapaglia
Title:            President and Chief Executive Officer
Date:            February 6, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:               /s/ Donald C. Cacciapaglia
Name:          Donald C. Cacciapaglia
Title:            President and Chief Executive Officer
Date:            February 6, 2017
By:               /s/ John L. Sullivan
Name:          John L. Sullivan
Title:            Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:            February 6, 2017